SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-10079	94-2885898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

198 Champion Court San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 943-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)Departure of Directors.

On May 7, 2016, director John H. Kispert informed the Board of Directors ("Board") of Cypress Semiconductor Corporation (the “Company”) that he was resigning from the Board, effective immediately. Mr. Kispert told the Board that his other commitments had become too great for him to fulfill the requirements of his position on the Board.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held its Annual Stockholder’s Meeting (the “Annual Meeting”) on May 6, 2016. On March 7, 2016, the record date for stockholders entitled to vote at the Annual Meeting (the “Record Date”), 310,938,979 shares of the Company’s common stock were outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. A total of 291,486,501 shares of common stock were represented in person or by proxy at the Annual Meeting, representing 93.74% of the shares of common stock issued and outstanding on the Record Date. At the Annual Meeting, our stockholders:

•	Elected eight directors to serve for the ensuing year and until their successors are elected;
•	Ratified the audit committee’s selection of our independent auditors for fiscal year 2016; and
•	Approved, in an advisory vote, the compensation for our named executive officers.

The number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter brought before the Annual Meeting is set forth below.

Election of Directors

	For	Withheld
W. Steve Albrecht	222,347,033	10,478,511
Eric A. Benhamou	221,320,312	11,505,232
H. Raymond Bingham	222,337,760	10,487,784
John H. Kispert	222,518,608	10,306,936
O.C. Kwon	223,986,338	8,839,206
T.J. Rodgers	206,617,456	26,208,088
Wilbert van den Hoek	222,571,516	10,254,028
Michael S. Wishart	222,543,835	10,281,709

The vote on the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2016 was:

For	Against	Abstain	Broker Non-Votes
286,938,374	4,272,612	275,515	—

The annual advisory vote to approve the compensation of our named executive officers was:

For	Against	Abstain	Broker Non-Votes
208,903,845	23,399,543	522,156	58,660,957

Consistent with the recommendation of our board of directors, the stockholders of the Company provide such advisory vote on the compensation of our named executive officers on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 12, 2016	By: /s/ Thad Trent________________________

Thad Trent

Executive Vice President, Finance and

Administration and Chief Financial Officer